Apr. 22, 2024
FT Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF

Notwithstanding anything to the contrary in the Fund’s prospectus, the first sentence of the second paragraph of the section entitled “Summary Information – Principal Investment Strategies” is replaced in its entirety with the following:

The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the Index.